SUPPLEMENT TO THE FIDELITY TREND FUND FEBRUARY 23, 2000 PROSPECTUS

Effective June 2000, the following information replaces similar information found in the "Fund Management" section on page 21.

Ramin Arani is manager of Trend Fund, which he has managed since June 2000. Mr. Arani joined Fidelity as a research associate in 1992.